UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________________________

FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014
 _______________________________________
ENABLE MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-36413	72-1252419
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Leadership Square
211 North Robinson Avenue
Suite 950
Oklahoma City, Oklahoma 73102
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (405) 525-7788
 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On June 30, 2014, members of Enable Midstream Partners, LP senior management will attend and present at the CenterPoint Energy, Inc. 2014 Investor and Analyst Meeting scheduled for Monday, June 30, 2014. The written presentation materials to be used at the conference are furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Report").
The information under Item 7.01 and in Exhibits 99.1 in this Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in Exhibits 99.1 in this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements
Investors are cautioned that some of the information in this report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “could,” “will,” “should,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this report include our expectations of plans, strategies, objectives, growth and anticipated financial and operational performance, including revenue projections, capital expenditures and tax position. Forward-looking statements can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Enable Midstream Partners, LP presentation for the CenterPoint Energy Analyst Meeting dated June 30, 2014 providing information on Enable Midstream Partners, LP growth projects and financial overview.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enable Midstream Partners, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ Mark C. Schroeder
Mark C. Schroeder
General Counsel

Date: June 30, 2014